SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                  Proxy Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

Information Statement Pursuant to Section 14(c) of the Securities and Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5(d)(2)
|X|   Definitive Information Statement

                                iVoice.com, Inc.
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                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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                                iVoice.com, Inc.
                                 750 Highway 34
                            Matawan, New Jersey 07747

          NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

      NOTICE IS HEREBY GIVEN that certain shareholders of iVoice.com, Inc. (hereinafter referred to as the "Company") having more than fifty percent (50%) of the total voting shares of the Company, providing their written consent to the proposed actions as set forth in this Information Statement, as soon as practicable, following the mailing of this notice and Information Statement to the shareholders of the Company, as required by the Securities Exchange Act of 1934:

1.    Change of the Company's Name to iVoice, Inc.

2.    Increase in the Authorized Class A Common Stock Shares

3.    Increase in the Authorized Class B Common Stock Shares

As of November 21, 2000, there were 101,571,566 Class A Common Stock shares issued and outstanding and 364,000 Class B Common Stock shares with each Class B Common Stock share holding 100 votes, or a total of 36,400,000 votes, for any matter that may be voted upon by the shareholders of the Company. Therefore, in the aggregate, there are a total of 137,971,566 votes that may be voted for any matter that may be voted upon by the shareholders of the Company. This Information Statement will be mailed to all shareholders of record as of December 6, 2000.

By order of the Board of Directors.             December 13, 2000


Jerome Mahoney

President, Secretary and
Chief Executive Officer
iVoice.com, Inc.

                                iVoice.com, Inc.
                                 750 Highway 34
                            Matawan, New Jersey 07747

                              INFORMATION STATEMENT

This Information Statement, expected to be mailed on or about December 13, 2000, is furnished in connection with certain shareholders of iVoice.com, Inc. (hereinafter referred to as the "Company"), having more than fifty percent (50%) of the total voting shares of the Company, providing their written consent to the proposed actions as set forth in this Information Statement, as soon as practicable, following the mailing of this notice and Information Statement to the shareholders of the Company, as required by the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As of November 21, 2000, there were 101,571,566 Class A Common Stock shares issued and outstanding and 364,000 Class B Common Stock shares issued and outstanding with each Class B Common Stock share holding 100 votes, or in total 36,400,000 votes, for any matter that may be voted upon by the shareholders of the Company. Therefore, pursuant to Section 228 of the Delaware General Corporation Law, any action required by this chapter to be taken at any annual or special meeting of stockholders of the Company, may be taken without a meeting, if the written consent, setting forth the action so taken, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to the Company's Certificate of Incorporation and its By-laws, the written consent of a majority of the outstanding and voting shares of the Company would be required. On November 21, 2000, in the aggregate, there were a total of 137,971,566 votes that may have voted at any meeting of shareholders. A majority of this total equals 68,985,784 votes. This Information Statement will be mailed to all shareholders of record as of December 6, 2000.

Proposal 1 Change of Company Name

The Board of Directors of the Company has proposed that the name of the Company be changed to iVoice, Inc. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company, the management of the Company will file an amendment to the Certificate of Incorporation of the Company to change the name of the Company to iVoice, Inc.

Proposal 2 Increase in the Authorized Class A Common Stock Shares

The Board of Directors of the Company has proposed that the number of authorized Class A Common Stock be increased to 300 million shares from the current authorized 150 million shares. As of November 21, 2000, there were 101,571,566 Class A Common Stock shares issued and outstanding. In light of the present number outstanding shares and the number of shares that may be issued pursuant to our investment agreement with Swartz Private Equity, LLC and the shares that may be issued upon the conversion of the 12% convertible debentures, the Board of Directors felt that an increase in the authorized Class A Common Stock was warranted. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company, the management of the Company will file an amendment to the Certificate of Incorporation of the Company to increase the number of authorized Class A Common Stock to 300 million shares.

Proposal 3 Increase in the Authorized Class B Common Stock Shares

The Board of Directors of the Company has proposed that the number of authorized Class B Common Stock be increased to 3 million shares from the current authorized 700 thousand shares. As of November 21, 2000, there were 700 thousand Class B Common Stock shares issued of which 364 thousand Class B Common Stock shares were outstanding and 336 thousand Class B Common Stock shares having been converted to 33,600,000 Class A Common Stock shares and retired. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company, the management of the Company will file an amendment to the Certificate of Incorporation of the Company to increase the number of authorized Class Common Stock to 3 million shares.


December 13, 2000                       Jerome Mahoney
                                        President, Secretary and
                                        Chief Executive Officer
                                        iVoice.com, Inc.